Exhibit 10.1.3

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) dated as of November 20, 2014, by and among DIPLOMAT PHARMACY, INC., a Michigan corporation (“Borrower”), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (in such capacity, “Agent”) for the lenders (collectively, “Lenders”) from time to time party to the Credit Agreement (as defined below), and the Lenders.

RECITALS

A.                                    Borrower, the other Credit Parties signatory thereto, Agent and Lenders are parties to the Amended and Restated Credit Agreement dated as of June 26, 2014, as amended by the Consent and First Amendment thereto dated as of October 20, 2014 (the “Credit Agreement”), pursuant to which Lenders agreed to provide certain financial accommodations to or for the benefit of Borrower and the other Credit Parties upon the terms and conditions contained therein.  Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein.

B.                                    Credit Parties have requested that Agent and Lenders amend the Credit Agreement to permit certain additional Investments, and Agent and Lenders are willing to so amend on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower and the other Credit Parties of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties, Agent and Required Lenders hereby agree as follows:

1.                                      Ratification and Incorporation of Credit Agreement and Other Loan Documents.  Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.  Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

2.                                      Amendment of Credit Agreement.

2.1                               Section 5.4 of the Credit Agreement is hereby amended by (A) deleting the “and” at the end of clause (h) thereof, (B) deleting the period at the end of clause (i) thereof and replacing it with “; and”, and (C) adding the following new clause (j):

“(j)                              other Investments in an aggregate amount during the term of this Agreement of up to $15,000,000 so long as at the time of making any such Investment no Default or Event of Default shall then exist or would exist after giving effect thereto.”

3.                                      Conditions to Effectiveness.  This Amendment will be deemed effective as of November 20, 2014, subject to the following:

3.1                               receipt by Agent of copies of the Amendment duly executed by Borrower, the other Credit Parties and Lenders;

3.2                               the absence of any Default or Event of Default, after giving effect to this Amendment.

4.                                      Entire Agreement.  This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof.  This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.  Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

5.                                      Representations and Warranties.  The Credit Parties, jointly and severally, hereby represent and warrant that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) any Credit Party has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

6.                                      Release.  Each Credit Party hereby irrevocably releases and forever discharges each Indemnitee of and from all damages, losses, claims, demands, liabilities, obligations, actions or causes of action whatsoever (each a “claim”) that such Credit Party may now have or claim to have against any Indemnified Person on the date hereof, whether known or unknown, of every nature and extent whatsoever, for or because of any matter or thing done, omitted or suffered to be done or omitted by any of the Released Persons that both (a) occurred prior to or on the date hereof and (b) is on account of or in any way concerning, arising out of or founded upon the Credit Agreement or any other Loan Document, or Agent’s administration of and actions under the Credit Agreement or any other Loan Document (each, a “Released Claim”).

Each Credit Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Released Claims, and agrees that this Amendment and the above release are and will remain effective in all respects as a release of Released Claims notwithstanding any such differences or additional facts.  Without limiting the restrictions on any Credit Party to sell or assign any rights under the Credit Agreement and the other Loan Documents, each Credit Party represents and warrants that it has not heretofore sold, assigned, transferred, pledged hypothecated or purported to have sold, assigned, transferred, pledged or hypothecated any Released Claim.  Each Credit Party further represents and warrants that Credit Parties are the sole Credit Parties under the Credit Agreement and the other Loan Documents and are the sole owner and holder of all Released Claims.

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7.                                      Miscellaneous.

7.1                               Expenses.  Borrower agrees to pay on demand all reasonable costs and expenses of Agent (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

7.2                               Counterparts.  This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

7.3                               Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

7.4                               Recitals.  The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

7.5                               Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

7.6                               Effect.  Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to Credit Agreement as amended hereby, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

7.7                               No Novation.  Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

7.8                               Conflict of Terms.  In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

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IN WITNESS WHEREOF, this Second Amendment to Amended and Restated Credit Agreement has been duly executed as of the date first written above.

BORROWER:	DIPLOMAT PHARMACY, INC.

	By:	/s/ Philip R. Hagerman
		Name:	Philip R. Hagerman
		Title:	President

CREDIT PARTIES:	DIPLOMAT CORPORATE PROPERTIES, LLC
DIPLOMAT HEALTH SERVICES, LLC
DIPLOMAT SPECIALTY PHARMACY
GREAT LAKES DISTRIBUTION CENTER, LLC
DIPLOMAT SPECIALTY PHARMACY OF CHICAGO, LLC
DIPLOMAT SPECIALTY PHARMACY OF FLINT, LLC
DIPLOMAT SPECIALTY PHARMACY OF FT. LAUDERDALE, LLC
DIPLOMAT SPECIALTY PHARMACY OF GRAND RAPIDS, LLC
DIPLOMAT SPECIALTY PHARMACY OF SOUTHERN CALIFORNIA, LLC
NAVIGATOR HEALTH SERVICES, LLC

	By:	Diplomat Pharmacy, Inc., its sole Member

	By:	/s/ Philip R. Hagerman
		Name:	Philip R. Hagerman
		Title:	President

[SIGNATURE PAGE TO SECOND AMENDMENT]

DIPLOMAT HEALTH MANAGEMENT, LLC
DIPLOMAT HOLDING, LLC
DIPLOMAT INFUSION SERVICES, LLC
DSP-BUILDING C, LLC
DSP FLINT REAL ESTATE, LLC

By:	/s/ Philip R. Hagerman
	Name:	Philip R. Hagerman
	Title:	Manager

ENVOY HEALTH MANAGEMENT, LLC AMBASSADOR COMPOUNDING, LLC

By:	/s/ Jeff Rowe
	Name:	Jeff Rowe
	Title:	Manager

AMERICAN HOMECARE FEDERATION, INC. MEDPRO RX, INC.

By:	/s/ Sean M. Whelan
	Name:	Sean M. Whelan
	Title:	Treasurer/Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT]

AGENT:	GENERAL ELECTRIC CAPITAL CORPORATION

	By:	/s/ Jason Dufour
	Name:	Jason Dufour
Duly Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT]

LENDERS:	GE CAPITAL BANK

	By:	/s/ Paul Sleet
	Name:	Paul Sleet
	Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT]

COMERICA BANK

By:	/s/ Michael Cliff
Name:	Michael Cliff
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Wieslaw R. Sliwinski
Name:	Wieslaw R. Sliwinski
Title:	Underwriter II — CB

[SIGNATURE PAGE TO SECOND AMENDMENT]

WELLS FARGO BANK, N.A.

By:	/s/ Kevin Harbour
Name:	Kevin Harbour
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT]